Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Patrick Industries, Inc. (the “Company”) on Form 10-Q for the quarter ended April 2, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Andy L. Nemeth
Andy L. Nemeth
Chief Executive Officer

/s/ Jacob R. Petkovich
Jacob R. Petkovich
Executive Vice President Finance, Chief Financial Officer and Treasurer

May 11, 2023